                                                                    EXHIBIT 99.3

                             PARENT VOTING AGREEMENT


         VOTING AGREEMENT dated as of April 13, 1998 (this "Agreement") by and among Mariner Health Group, Inc., a Delaware corporation (the "Company"), and Apollo Management, L.P., Apollo Investment Fund III, L.P., Apollo UK Partners, III, L.P. and Apollo Overseas Partners III, L.P. (collectively, "Apollo")

         WHEREAS, Apollo is the beneficial owner of shares of common stock, par value $.01 per share (the "Parent Common Stock"), of Paragon Health Network, Inc., a Delaware corporation ("Parent"), and through a Proxy and Voting Agreement dated as of November 4, 1997 (the "Proxy and Voting Agreement"), Apollo has the right to vote additional shares of Parent Common Stock;

         WHEREAS, Paragon Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Parent (the "Subsidiary"), Mariner Health Group, Inc. and Parent have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"), with respect to the merger of Subsidiary with and into the Company (the "Merger") with the Company surviving the Merger; and

         WHEREAS, as an inducement to the Company to enter into, execute and deliver the Merger Agreement, the Company requested that Apollo execute this Agreement pursuant to which Apollo will agree to vote the shares of Parent Common Stock which Apollo beneficially owns or has the right to vote as provided herein.

         NOW, THEREFORE, in consideration of the execution and delivery by the Company of the Merger Agreement and the mutual covenants, conditions and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. VOTING AGREEMENTS. Subject to the provisions of Section 6 hereof, in connection with the efforts of the Parent to cause the Merger Agreement and the Merger to receive the required approval of the stockholders of Parent and to be consummated, Apollo agrees with, and covenants to, the Company as follows:

                  (a) At any meeting of stockholders of Parent called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstance upon which a vote, consent or other approval of stockholders of Parent is sought with respect to the issuance of shares of Parent Common Stock in connection with the Merger and pursuant to the Merger Agreement (the "Issuance"), Apollo shall (i) appear or otherwise take appropriate action to ensure that the Apollo Shares (as defined below) are present at such meeting for the purpose of obtaining a quorum and (ii) vote (or cause to be voted) or execute a written consent with respect to the Apollo Shares in favor of the Issuance and each of the other transactions contemplated by or in any way related to the Merger Agreement.

                  (b) At any meeting of stockholders of Parent or at any adjournment thereof or in any other circumstance upon which the vote, consent or other approval of stockholders of Parent is sought, Apollo shall vote (or cause to be voted) or execute a written consent in connection with the Apollo Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Parent or (ii) any action or agreement, including any proposed amendment of Parent's Certificate of Incorporation or By-laws or other proposal or transaction involving Parent or any of its subsidiaries which action, agreement, amendment or other proposal or transaction is intended, or could reasonably be expected to impede, interfere with, delay, or attempt to frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated thereby (each of the foregoing in clauses (i) or (ii) above, a "Competing Transaction").

         2. REPRESENTATIONS AND WARRANTIES. Apollo represents and warrants to the Company as follows:

                  (a) Through its beneficial ownership and pursuant to the Proxy and Voting Agreement, Apollo has the right to vote 17,777,778 shares of Parent Common Stock (the "Apollo Shares"). Except for the Apollo Shares, Apollo is not the record or beneficial owner of any shares of Parent Common Stock.

                  (b) This Agreement has been duly executed and delivered by Apollo and Apollo intends for this to be a valid and binding agreement and will not take any action to contest the valid and binding nature of this Agreement. Apollo is a limited partnership duly formed, validly existing and in good standing under the laws of the state of its formation with full partnership power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                  (c) Except as described on Schedule 2(c) hereof, neither the execution and delivery of this Agreement nor the consummation by Apollo of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Apollo is a party or bound or to which the Apollo Shares are subject. Neither the execution and delivery of this Agreement nor the consummation by Apollo of the transactions contemplated hereby will violate, or require any consent, approval or notice under any provision of any judgment, order or decree applicable to Apollo or the Apollo Shares, except for any necessary consent, approval or notice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or
         Section 13 of the Securities Exchange Act of 1934, as amended, and (ii) required by local, state and federal regulatory agencies, commissions, boards or public authorities with jurisdiction over health care facilities and providers.

                  (d) Except as described on Schedule 2(d) hereof, none of which as of the date hereof impede the ability of Apollo to fulfill its obligations under this Agreement, the

         Apollo Shares owned by affiliates of Apollo (the "Affiliate Shares") and the certificates representing such Shares are now and at all times during the term hereof will be held by such affiliates, or by a nominee or custodian for the benefit of such affiliate, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

                  (e) Apollo understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Apollo's execution and delivery of this Agreement.

         3. COVENANTS. Apollo agrees with, and covenants to, the Company as follows:

                  (a) Apollo shall not (i) transfer (which terms shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, alienation, assignment or other disposition, directly or indirectly, by operation of law, in connection with any merger or otherwise (collectively, a "Transfer")), or consent to any Transfer of, any or all of the Affiliate Shares or any interest therein, except pursuant to the Merger or as set forth on Schedule 3(a) hereof, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all of the Affiliate Shares or any interest therein, (iii) grant any proxy, power of attorney or other authorization in or with respect to the Affiliate Shares, except for this Agreement and any proxy granted in connection with any meeting of stockholders of Parent called to vote upon the Issuance or at any adjournment thereof which contains voting instructions consistent with Apollo's obligations under this Agreement, or (iv) deposit the Affiliate Shares into a voting trust or enter into a voting agreement or any other arrangement with respect to such Shares; provided, that Apollo may, subject to the provisions of Section 4 hereof, transfer any Affiliate Shares to another affiliate of Apollo or other party to the Proxy and Voting Agreement so long as Apollo continues to be able to vote such Shares in accordance with the terms of this Agreement.

                  (b) Subject to the provisions of Section 6 hereof, Apollo shall not, in its capacity as a stockholder of Parent, and shall instruct any investment banker, attorney or other adviser or representative of Apollo not to, directly or indirectly, (i) solicit, initiate, facilitate, or encourage any Competing Transactions or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, a Competing Transaction. Apollo shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. Without limiting the foregoing, it is understood that solely for purposes of enabling the Company to avail itself of the remedies available pursuant to Section 9(h) hereof, any violation of the restrictions set forth in the preceding sentence by an investment banker, attorney or other adviser or representative of Apollo, whether or not such person is purporting to act on behalf of Apollo or otherwise, shall be deemed to be a violation of this Section 3(b) by Apollo.

         4. CERTAIN EVENTS. Apollo agrees that this Agreement and the obligations hereunder shall attach to the Apollo Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Apollo Shares shall pass, whether by operation of law or otherwise. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Parent affecting Parent Common Stock, or the acquisition of additional shares of Parent Common Stock or other voting securities of Parent by Apollo, the obligations hereunder shall attach to any additional shares of Parent Common Stock or other voting securities of Parent issued to or acquired by Apollo.

         5. VOIDABILITY. If prior to the execution hereof, the Board of Directors of Parent shall not have duly and validly authorized and approved by all necessary corporate action the Merger Agreement and the transactions contemplated thereby, so that by the execution and delivery hereof the Company would become, or could reasonably be expected to become, an "interested stockholder" with whom Parent would be prevented for any period pursuant to
Section 203 of the DGCL from engaging in any "business combination" (as such terms are defined in Section 203 of the DGCL), then this Agreement shall be void and unenforceable until such time as such authorization and approval shall have been duly and validly obtained.

         6. STOCKHOLDER CAPACITY. Certain persons affiliated with Apollo are directors of Parent and Apollo does not make any agreement or understanding herein with respect to such individuals in their capacity as directors and the provisions of this Agreement shall not restrict or limit the discharge of their fiduciary duties as directors of Parent. Apollo signs solely in its capacity as the beneficial owner or holder of a proxy with respect to the Apollo Shares.

         7. REGULATORY APPROVAL. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions.

         8. FURTHER ASSURANCES. Apollo shall, upon request of the Company, execute and deliver any additional documents and take such further actions as may reasonably be deemed by the Company to be necessary or desirable to carry out the provisions hereof.

         9. TERMINATION. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been executed and delivered and be in full force and effect. This Agreement shall automatically terminate and be of no further force and effect upon the first to occur of (i) the Effective Time of the Merger or (ii) the date upon which the Merger Agreement is terminated in accordance with its terms. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its or his obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder

         10.      MISCELLANEOUS.

                  (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger Agreement.

                  (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon the same terms as set forth in Section 8.05 of the Merger Agreement, except that notices to Apollo shall be sent to:

         Apollo Advisors, L.P.
         1999 Avenue of the Stars, Suite 1900
         Los Angeles, California 90067
         Attention: Peter P. Copses

         With a copy to:

         Robert W. Kadlec
         Sidley & Austin
         555 West Fifth Street, 40th Floor
         Los Angeles, California 90013-1010

                  (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Company and Apollo and delivered to Company, Subsidiary, Parent and Apollo.

                  (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

                  (f) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, through any merger, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except by laws of descent or as expressly contemplated by Section 3(a) hereof. Any assignment in violation of the foregoing shall be void.

                  (h) Apollo agrees that irreparable damage would occur and that the Company would not have any adequate remedy at law in the event that any of the provisions of this

         Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches by Apollo of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which the Company may be entitled at law or in equity. In addition, each of the parties hereto irrevocably and unconditionally (i) consents to be subject to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby,
         (ii) agrees that such party will not attempt to deny or defeat the personal jurisdiction of such courts by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (iv) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of, valid service, and that service made pursuant to this clause (iv) shall have the same legal force and effect as if served upon such party personally within the State of Delaware.

                  (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired, or invalidated, and shall be enforced to the fullest extent permitted by law and the provision found to be invalid, void or unenforceable shall be immediately revised by the parties hereto so as to be valid, binding and enforceable to the greatest extent then permitted by applicable law.

                  (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

                  (k) A facsimile of this Agreement containing signatures of all of the parties hereto shall constitute an original document for all purposes.


                     [BALANCE OF PAGE INTENTIONALLY OMITTED]

         IN WITNESS WHEREOF, the Company and Apollo have caused this Parent Voting Agreement to be duly executed and delivered on day and year first above written.

                                  MARINER HEALTH GROUP, INC.



                                  By:
                                      -----------------------------
                                       Name:
                                       Title:


                                  APOLLO MANAGEMENT, L.P.

                                  By:      AIF III Management, Inc.,
                                           Its General Partner



                                  By:
                                      -----------------------------
                                       Name:
                                       Title:


                                  APOLLO INVESTMENT FUND III, L.P.

                                  By:      Apollo Advisors II, L.P.,
                                           Its General Partner

                                  By:      Apollo Capital Management II, Inc.,
                                           Its General Partner



                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  APOLLO UK PARTNERS III, L.P.


                                  By:      Apollo Advisors II, L.P.,
                                           Its General Partner

                                  By:      Apollo Capital Management II, Inc.,
                                           Its General Partner



                                  By:
                                      -----------------------------
                                       Name:
                                       Title:


                                  APOLLO OVERSEAS PARTNERS, III, L.P.

                                  By:      Apollo Advisors II, L.P.,
                                           Its General Partner

                                  By:      Apollo Capital Management II, Inc.,
                                           Its General Partner



                                  By:
                                      -----------------------------
                                       Name:
                                       Title: